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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)   November 12, 1997


                           MONARCH DENTAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)



    Delaware                    0-22835                        51-0363560
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 (State or Other              (Commission                     (IRS Employer
  Jurisdiction                File Number)                  Identification No.)
of Incorporation)


            4201 Spring Valley Road, Suite 320, Dallas, Texas 75244
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 (Address of Principal Executive Offices)                            (Zip Code)



      Registrant's telephone number, including area code (972) 702-7446


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.     Acquisition or Disposition of Assets.

         On November 12, 1997, Monarch Dental Corporation (the "Company") closed the acquisition of Press Family Dental Health Centers ("Press"), a San Antonio, Texas based dental practice, which operates 3 dental offices with 13 dentists. The acquisition was effective as of November 3, 1997.

         In the acquisition, the Company paid approximately $6.6 million in cash and issued 179,736 shares of the Company's common stock, par value $.01 per share. The Company borrowed the cash portion of the purchase price under its secured credit facility with a bank syndicate.

         In connection with the acquisition, the former shareholders have signed non-competition agreements with the Company for two years from the date of the acquisition.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.

              It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.


         (b)  Pro Forma Financial Information.

              It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

         (c)  Exhibits

              2.1 Asset Purchase Agreement, dated November 12, 1997, among Monarch Dental (Press) Associates, L.P., VP Interests, L.P., Victor Press, B.D.S., P.C., VP Investments, Inc., Victor Press, Roger Obregon, Edgardo
                       A. Gonzalez, Jeffrey J. Jacobs, Campbell R. Janse, Nick
                       M. Higgins, Frank B.  Lewis and Bruce M. Kral.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Monarch Dental Corporation
                                                  (Registrant)


Date: November 18, 1997                    By: /s/ Steven G. Peterson
                                               ---------------------------
                                               Name: Steven G. Peterson
                                               Title: Chief Financial Officer
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                                EXHIBIT INDEX




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
Exhibit Index    Description
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
2.1              Asset Purchase Agreement, dated November 12, 1997, among Monarch Dental (Press) Associates, L.P., VP
                 Interests, L.P., Victor Press, B.D.S., P.C., VP Investments, Inc., Victor Press, Roger Obregon, Edgardo
                 A. Gonzalez, Jeffrey J. Jacobs, Campbell R. Janse, Nick M. Higgins, Frank B. Lewis and Bruce M. Kral.

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